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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - November 17, 2003
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

           DELAWARE                        1-8974                     22-2640650
(State or other jurisdiction      (Commission File Number)         (I.R.S. Employer
       of incorporation)                                         Identification Number)
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101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY              07962-2497
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000



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ITEM 5. OTHER EVENTS.

     The previously announced letter of intent regarding a transaction in which Federal-Mogul Corp. would acquire Honeywell's automotive Bendix friction materials business, and Honeywell would receive a permanent channeling injunction shielding it from all current and future Bendix-related personal injury asbestos liabilities, expired on November 15, 2003. The parties remain engaged in active negotiations regarding a possible transaction. No assurances can be given, however, as to the completion or terms of any transaction.

     Whether or not the transaction is completed, we do not believe that the Bendix-related asbestos claims will have a material adverse effect on our consolidated financial position in light of our potential exposure, our prior experience in resolving these claims, and our insurance coverage and existing reserves.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 17, 2003              Honeywell International Inc.


                                     By:  /s/ Thomas F. Larkins
                                         ----------------------
                                         Thomas F. Larkins
                                         Vice President, Corporate Secretary and
                                         Deputy General Counsel



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